UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2006

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

80 South 8th Street, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 13, 2006, the Registrant’s Board of Directors approved the amendment of its 2001 Employee Stock Option Plan (the “2001 Plan”) to increase the shares reserved under the 2001 Plan from 1,450,000 to 2,500,000 shares.

The foregoing is qualified in its entirety by reference to the 2001 Plan, as amended, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K; and such exhibit is incorporated herein by reference.

On January 21, 2005, the Registrant completed the acquisition of an option to purchase all of the outstanding capital stock Hunter Gold Mining Corporation (a corporation incorporated under the laws of British Columbia, Canada) including its wholly owned subsidiary Hunter Gold Mining, Inc. (a corporation incorporated under the laws of Colorado) (collectively “Hunter Corporation”). The Registrant had until November 30, 2005 to complete the purchase of Hunter Corporation for a fixed price of US$3,000,000. The purchase consists of the Bates-Hunter Gold Mine, the Golden Gilpin Mill, a water treatment plant, mining properties, claims, permits and all ancillary equipment. Effective August 25, 2005, the Registrant received the following extensions: (i) until December 31, 2005 to complete the first phase of due diligence testing, (ii) until April 30, 2006 to complete the second phase of due diligence testing, and (iii) until May 31, 2006 to close on the purchase (from the previous date of November 30, 2005).

On December 22, 2005, the Registrant began negotiations with Hunter Corporation regarding a further extension to the purchase date. Final negotiations resulted in extensions to both due the diligence exploration dates and the final purchase date, and a revised purchase price. The Registrant executed the letter agreement on January 16, 2006 (the “Letter Agreement”) and received the following extensions: (a) completion of phase one extended from December 31, 2005 to June 30, 2006, (b) completion of phase two extended from April 30, 2006 to October 31, 2006, and (c) the closing date extended from May 31, 2006 to on or before November 30, 2006. Furthermore, an amendment to the purchase price allowing for the price to be denominated in Canadian Dollars, with a revised and restated purchase price of $4,600,000 Canadian.

The foregoing is qualified in its entirety by reference to the Letter Agreement, which is being filed as Exhibit 10.2 to this Current Report on Form 8-K; and such exhibit is incorporated herein by reference. In addition, the Registrant is attaching as Exhibit 99.1 a Press Release dated January 18, 2006, with respect to the Letter Agreement, which is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits:

Exhibit	Description of Document
10.1	Wits Basin Precious Minerals Inc 2001 Employee Stock Option Plan (amended as of January 13, 2006).
10.2
Letter Agreement dated December 31, 2005 by and between the Registrant and Hunter Gold Mining Corporation regarding amending the option agreement for the purchase of the shares of Hunter Gold Mining Corporation.

99.1	Press Release dated January 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: January 18, 2006	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document
10.1	Wits Basin Precious Minerals Inc 2001 Employee Stock Option Plan (amended as of January 13, 2006).
10.2
Letter Agreement dated December 31, 2005 by and between the Registrant and Hunter Gold Mining Corporation regarding amending the option agreement for the purchase of the shares of Hunter Gold Mining Corporation.

99.1	Press Release dated January 18, 2006.